Exhibit 99.1

Magnachip Reports Results for Second Quarter 2023

Announces New $50 Million Stock Buyback Program

•	Revenue of $61.0 million was in-line with guidance (vs $60.5M mid-point) and was down 39.8% YoY and up 7% sequentially.

•	Gross profit margin was 22.2%, up 100 basis points from Q1. The sequential improvement was primarily driven by higher utilization at our Gumi Fab.

•	GAAP diluted loss per share was $0.09; Non-GAAP diluted loss per share was $0.06.

•	Completed $25.5 million of stock buyback during the quarter.

•	Ended the quarter with a strong balance sheet with $173 million cash and no debt.

•	Board of Directors authorized a new $50 million stock buyback program.

SEOUL, South Korea, August 7, 2023 — Magnachip Semiconductor Corporation (NYSE: MX) (“Magnachip” or the “Company”) today announced financial results for the second quarter 2023.

YJ Kim, Magnachip’s chief executive officer commented, “Our year-over-year results continued to be impacted by macro challenges but I am pleased to see sequential improvement in our Power business driven by Industrial and Automotive applications. We also continued our strong pace of design-in and design win activities during the quarter. Looking forward, we expect to see further sequential growth in our Power business in Q3.”

YJ Kim continued, “In our Display business, we continue to collaborate closely with our new global panel customer. We are very optimistic about our long-term growth prospects, as our products offer compelling competitive advantages that will enable us to penetrate the rapidly expanding OLED market in Asia. Additionally, we are pleased to announce our Board of Directors’ authorization of a new $50 million stock buyback program as part of our commitment to enhance shareholder value.”

Q2 2023 Financial Highlights

	In thousands of U.S. dollars, except share data
	GAAP
	Q2 2023	Q1 2023	Q/Q change			Q2 2022	Y/Y change
Revenues
Standard Products Business
Display Solutions	9,657	10,841	down	10.9%		28,336	down	65.9%
Power Solutions	41,718	40,673	up	2.6%		62,952	down	33.7%
Transitional Fab 3 foundry services(1)	9,604	5,491	up	74.9%		10,088	down	4.8%
Gross Profit Margin	22.2%	21.2%	up	1.0	%pts	28.6%	down	6.4	%pts
Operating Income (Loss)	(10,656)	(21,818)	up	n/a		2,002	down	n/a
Net Income (Loss)	(3,947)	(21,470)	up	n/a		(3,340)	down	n/a
Basic Loss per Common Share	(0.09)	(0.49)	up	n/a		(0.07)	down	n/a
Diluted Loss per Common Share	(0.09)	(0.49)	up	n/a		(0.07)	down	n/a

	In thousands of U.S. dollars, except share data
	Non-GAAP(2)
	Q2 2023	Q1 2023	Q/Q change			Q2 2022	Y/Y change
Adjusted Operating Income (Loss)	(7,762)	(12,249)	up	n/a		4,787	down	n/a
Adjusted EBITDA	(3,594)	(7,873)	up	n/a		8,525	down	n/a
Adjusted Net Income (Loss)	(2,472)	(10,367)	up	n/a		10,567	down	n/a
Adjusted Earnings (Loss) per Common Share—Diluted	(0.06)	(0.24)	up	n/a		0.23	down	n/a

(1)

Following the consummation of the sale of the Foundry Services Group business and Fab 4 in Q3 2020, and for a period of up to three years, we will provide transitional foundry services to the buyer for foundry products manufactured in our fabrication facility located in Gumi (“Transitional Fab 3 Foundry Services”). Management believes that disclosing revenue of Transitional Fab 3 Foundry Services separately from the standard products business allows investors to better understand the results of our core standard products display solutions and power solutions businesses.

(2)

Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting our business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net income (loss) or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of GAAP results to non-GAAP results is included in this press release.

Financial Guidance

While actual results may vary, Magnachip currently expects the following for Q3 2023:

•	Revenue to be in the range of $59 million to $65 million, including about $8 million of Transitional Fab 3 Foundry Services.

•	Gross profit margin to be in the range of 22.5% to 24.5%.

Q2 2023 Earnings Conference Call

Magnachip will host a corresponding conference call at 2:00 p.m. PT / 5:00 p.m. ET on Monday, August 7, 2023, to discuss its financial results. In advance of the conference call, all participants must use the following link to complete the online registration process. Upon registering, each participant will receive access details for this event including the dial-in numbers, a PIN number, and an e-mail with detailed instructions to join the conference call. A live and archived webcast of the conference call and a copy of earnings release will be accessible from the ‘Investors’ section of the Company’s website at www.magnachip.com.

Online registration: https://register.vevent.com/register/BI115ecf6f0d5b4f12ae6130b5b7b40ff1

Safe Harbor for Forward-Looking Statements

Information in this release regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include expectations about estimated historical or future operating results and financial performance, outlook and business plans, including third quarter 2023 revenue and gross profit margin expectations, and the impact of market conditions associated with inflation and higher interest rates, remaining effects from the COVID-19 pandemic, geopolitical conflict between Russia and Ukraine, escalated trade tensions between the U.S. and China and continuing supply constraints on Magnachip’s third quarter 2023 and future operating results. All forward-looking statements included in this release are based upon information available to Magnachip as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, among others: the impact of changes in macroeconomic conditions, including those caused by or related to inflation, potential recessions or other deteriorations, economic instability or civil unrest; remaining effects from the COVID-19 pandemic, the geopolitical conflict between Russia and Ukraine, and escalated trade tensions between the U.S. and China; manufacturing capacity constraints or supply chain disruptions that may impact our ability to deliver our products or affect the price of components, which may lead to an increase in our costs and impact demand for our products from customers who are similarly affected by such capacity constraints or disruptions; the impact of competitive products and pricing; timely -acceptance of our designs by customers; timely introduction of new products and technologies; our ability to ramp new products into volume production; industry-wide shifts in supply and demand for semiconductor products; overcapacity within the industry or at Magnachip; effective and cost-efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses that can be eliminated; compliance with U.S. and international trade and export laws and regulations by us, our customers and our distributors; change to or ratification of local or international laws and regulations, including those related to environment, health and safety; public health issues, including the remaining effects of the COVID-19 pandemic; other business interruptions that could disrupt supply or delivery of, or demand for, Magnachip’s products; and other risks detailed from time to time in Magnachip’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Form 10-K filed on February 22, 2023, and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal semiconductor platform solutions for communications, IoT, consumer, computing, industrial and automotive applications. The Company provides a broad range of standard products to customers worldwide. Magnachip, with more than 40 years of operating history, owns a portfolio of approximately 1,100 registered patents and pending applications, and has extensive engineering, design, and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through Magnachip’s website is not a part of, and is not incorporated into, this release.

CONTACT:

Yujia Zhai

The Blueshirt Group

Tel. (860) 214-0809

Yujia@blueshirtgroup.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues:
Net sales – standard products business	$51,375	$51,514	$91,288	$102,889	$185,298
Net sales – transitional Fab 3 foundry services	9,604	5,491	10,088	15,095	20,171

Total revenues	60,979	57,005	101,376	117,984	205,469
Cost of sales:
Cost of sales – standard products business	37,867	37,312	63,620	75,179	119,700
Cost of sales – transitional Fab 3 foundry services	9,574	7,599	8,811	17,173	17,828

Total cost of sales	47,441	44,911	72,431	92,352	137,528

Gross profit	13,538	12,094	28,945	25,632	67,941
Gross profit as a percentage of standard products business net sales	26.3%	27.6%	30.3%	26.9%	35.4%
Gross profit as a percentage of total revenues	22.2%	21.2%	28.6%	21.7%	33.1%
Operating expenses:
Selling, general and administrative expenses	12,137	12,165	12,736	24,302	26,899
Research and development expenses	11,255	13,298	13,410	24,553	25,364
Early termination and other charges	802	8,449	797	9,251	797

Total operating expenses	24,194	33,912	26,943	58,106	53,060

Operating income (loss)	(10,656)	(21,818)	2,002	(32,474)	14,881
Interest income	2,692	2,842	1,061	5,534	1,776
Interest expense	(200)	(256)	(499)	(456)	(610)
Foreign currency gain (loss), net	1,237	(3,430)	(7,012)	(2,193)	(7,702)
Other income (loss), net	3	(35)	211	(32)	429

Income (loss) before income tax expense	(6,924)	(22,697)	(4,237)	(29,621)	8,774
Income tax expense (benefit)	(2,977)	(1,227)	(897)	(4,204)	2,586

Net income (loss)	$(3,947)	$(21,470)	$(3,340)	$(25,417)	$6,188

Basic earnings (loss) per common share—	$(0.09)	(0.49)	$(0.07)	$(0.60)	$0.14
Diluted earnings (loss) per common share—	$(0.09)	(0.49)	$(0.07)	$(0.60)	$0.13
Weighted average number of shares—
Basic	41,741,310	43,390,832	44,897,278	42,561,514	45,248,293
Diluted	41,741,310	43,390,832	44,897,278	42,561,514	46,329,559

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$172,954	$225,477
Accounts receivable, net	35,009	35,380
Inventories, net	32,337	39,883
Other receivables	3,498	7,847
Prepaid expenses	9,553	10,560
Hedge collateral	2,120	2,940
Other current assets	19,070	15,766

Total current assets	274,541	337,853
Property, plant and equipment, net	101,067	110,747
Operating lease right-of-use assets	5,224	5,265
Intangible assets, net	1,706	1,930
Long-term prepaid expenses	7,430	10,939
Deferred income taxes	37,141	38,324
Other non-current assets	16,626	11,587

Total assets	$443,735	$516,645

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$20,367	$17,998
Other accounts payable	8,473	9,702
Accrued expenses	10,456	9,688
Accrued income taxes	91	3,154
Operating lease liabilities	1,745	1,397
Other current liabilities	4,506	5,306

Total current liabilities	45,638	47,245
Accrued severance benefits, net	20,123	23,121
Non-current operating lease liabilities	3,671	4,091
Other non-current liabilities	10,011	14,035

Total liabilities	79,443	88,492

Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 56,449,782 shares issued and 40,133,898 outstanding at June 30, 2023 and 56,432,449 shares issued and 43,824,575 outstanding at December 31, 2022	564	564
Additional paid-in capital	269,297	266,058
Retained earnings	310,089	335,506
Treasury stock, 16,315,884 shares at June 30, 2023 and 12,607,874 shares at December 31, 2022, respectively	(199,248)	(161,422)
Accumulated other comprehensive loss	(16,410)	(12,553)

Total stockholders’ equity	364,292	428,153

Total liabilities and stockholders’ equity	$443,735	$516,645

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2023	June 30, 2023	June 30, 2022
Cash flows from operating activities
Net income (loss)	$(3,947)	$(25,417)	$6,188
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	4,145	8,502	7,602
Provision for severance benefits	1,761	4,091	3,240
Loss on foreign currency, net	35	9,117	29,183
Provision for inventory reserves	(17)	1,121	5,282
Stock-based compensation	2,092	3,212	3,626
Other, net	213	450	712
Changes in operating assets and liabilities
Accounts receivable, net	(3,315)	(342)	(12,377)
Inventories	3,849	4,911	(5,486)
Other receivables	2,031	4,407	11,640
Other current assets	(1,061)	395	(2,089)
Accounts payable	976	2,880	2,429
Other accounts payable	(5,064)	(6,488)	(5,861)
Accrued expenses	(6,496)	1,104	(2,709)
Accrued income taxes	(49)	(2,972)	(11,513)
Other current liabilities	125	(471)	(2,153)
Other non-current liabilities	(45)	(214)	570
Payment of severance benefits	(4,857)	(5,728)	(2,934)
Other, net	(181)	(487)	(385)

Net cash provided by (used in) operating activities	(9,805)	(1,929)	24,965
Cash flows from investing activities
Proceeds from settlement of hedge collateral	2,180	3,335	2,805
Payment of hedge collateral	(1,493)	(2,586)	(6,844)
Purchase of property, plant and equipment	(1,383)	(1,518)	(1,511)
Payment for intellectual property registration	(89)	(163)	(153)
Payment of guarantee deposits	(3,425)	(6,907)	(1,049)
Other, net	1,426	1,445	14

Net cash used in investing activities	(2,784)	(6,394)	(6,738)
Cash flows from financing activities
Proceeds from exercise of stock options	18	27	1,786
Acquisition of treasury stock	(24,576)	(36,840)	(1,826)
Repayment of financing related to water treatment facility arrangement	(122)	(248)	(261)
Repayment of principal portion of finance lease liabilities	(22)	(46)	(32)

Net cash used in financing activities	(24,702)	(37,107)	(333)
Effect of exchange rates on cash and cash equivalents	(1,840)	(7,093)	(23,644)

Net decrease in cash and cash equivalents	(39,131)	(52,523)	(5,750)
Cash and cash equivalents
Beginning of the period	212,085	225,477	279,547

End of the period	$172,954	$172,954	$273,797

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operating income (loss)	$(10,656)	$(21,818)	$2,002	$(32,474)	$14,881
Adjustments:
Equity-based compensation expense	2,092	1,120	1,988	3,212	3,626
Early termination and other charges	802	8,449	797	9,251	797

Adjusted Operating Income (Loss)	$(7,762)	$(12,249)	$4,787	$(20,011)	$19,304

We present Adjusted Operating Income (Loss) as a supplemental measure of our performance. We define Adjusted Operating Income (Loss) for the periods indicated as operating income (loss) adjusted to exclude (i) Equity-based compensation expense and (ii) Early termination and other charges.

For the three months ended March 31, 2023, we recorded in our consolidated statement of operations $8,449 thousand of termination related charges in connection with the voluntary resignation program that we offered to certain employees during the first quarter of 2023. For the three and six months ended June 30, 2023, we recorded $802 thousand of one-time employee incentives.

For the three and six months ended June 30, 2022, we recorded $797 thousand of professional service fees and expenses incurred in connection with certain strategic evaluations.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss)	$(3,947)	$(21,470)	$(3,340)	$(25,417)	$6,188
Adjustments:
Interest income	(2,692)	(2,842)	(1,061)	(5,534)	(1,776)
Interest expense	200	256	499	456	610
Income tax expense (benefit)	(2,977)	(1,227)	(897)	(4,204)	2,586
Depreciation and amortization	4,145	4,357	3,711	8,502	7,602

EBITDA	(5,271)	(20,926)	(1,088)	(26,197)	15,210
Equity-based compensation expense	2,092	1,120	1,988	3,212	3,626
Foreign currency loss (gain), net	(1,237)	3,430	7,012	2,193	7,702
Derivative valuation loss (gain), net	20	54	(184)	74	(55)
Early termination and other charges	802	8,449	797	9,251	797

Adjusted EBITDA	$(3,594)	$(7,873)	$8,525	$(11,467)	$27,280

Net income (loss)	$(3,947)	$(21,470)	$(3,340)	$(25,417)	$6,188
Adjustments:
Equity-based compensation expense	2,092	1,120	1,988	3,212	3,626
Foreign currency loss (gain), net	(1,237)	3,430	7,012	2,193	7,702
Derivative valuation loss (gain), net	20	54	(184)	74	(55)
Early termination and other charges	802	8,449	797	9,251	797
Income tax effect on non-GAAP adjustments	(202)	(1,950)	4,294	(2,152)	5,245

Adjusted Net Income (Loss)	$(2,472)	$(10,367)	$10,567	$(12,839)	$23,503

Adjusted Net Income (Loss) per common share—
- Basic	$(0.06)	$(0.24)	$0.24	$(0.30)	$0.52
- Diluted	$(0.06)	$(0.24)	$0.23	$(0.30)	$0.51
Weighted average number of shares – basic	41,741,310	43,390,832	44,897,278	42,561,514	45,248,293
Weighted average number of shares – diluted	41,741,310	43,390,832	45,937,515	42,561,514	46,329,559

We present Adjusted EBITDA and Adjusted Net Income (Loss) as supplemental measures of our performance. We define Adjusted EBITDA for the periods indicated as EBITDA (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net and (iv) Early termination and other charges. EBITDA for the periods indicated is defined as net income (loss) before interest income, interest expense, income tax expense (benefit) and depreciation and amortization.

We prepare Adjusted Net Income (Loss) by adjusting net income (loss) to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Net Income (Loss) is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Net Income (Loss) for the periods as net income (loss), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net, (iv) Early termination and other charges and (v) Income tax effect on non-GAAP adjustments.

For the three months ended March 31, 2023, we recorded in our consolidated statement of operations $8,449 thousand of termination related charges in connection with the voluntary resignation program that we offered to certain employees during the first quarter of 2023. For the three and six months ended June 30, 2023, we recorded $802 thousand of one-time employee incentives.

For the three and six months ended June 30, 2022, we recorded $797 thousand of professional service fees and expenses incurred in connection with certain strategic evaluations.